DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-1

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974



                OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                           MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING JUNE 30, 1999

=================================================================================================
                                                   Document          Previously       Explanation
      Required attachments                         Attached           Submitted        Attached
      1.  Tax Receipts                                ( )                ( )              (X)

      2.  Bank Statements                             (X)                ( )              ( )

      3.  Most recently filed                         ( )                (X)              ( )
           Income Tax Return

      4.  Most recent Annual Financial                ( )                (X)              ( )
           Statements prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


----------------------------------------           ----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE


----------------------------------------           ----------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE


PREPARER:

/s/ Larry Smith                                            Controller
----------------------------------------           ----------------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE

Larry Smith                                              July 19, 1999
----------------------------------------           ----------------------------
PRINTED NAME OF PREPARER                                    DATE


       All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee.

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-2

                            COMPARATIVE BALANCE SHEET

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                      SECOND QUARTER

-----------------------------------------------------------------------------------------------------------------
ASSETS - SEE EXHIBIT 1                                  MONTH                 MONTH                MONTH
-----------------------------------------------------------------------------------------------------------------
1.  CASH
-----------------------------------------------------------------------------------------------------------------
2.  ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------------------------------
3.  INVENTORY
-----------------------------------------------------------------------------------------------------------------
4.  NOTES RECEIVABLE
-----------------------------------------------------------------------------------------------------------------
5.  PREPAID EXPENSES
-----------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------
7.  TOTAL CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------
8.  PROPERTY, PLANT & EQUIPMENT
-----------------------------------------------------------------------------------------------------------------
9.  LESS ACCUMULATED
    DEPRECIATION/DEPLETION
-----------------------------------------------------------------------------------------------------------------
10. NET PROPERTY, PLANT &
    EQUIPMENT
-----------------------------------------------------------------------------------------------------------------
11. DUE FROM AFFILIATES & INSIDERS
-----------------------------------------------------------------------------------------------------------------
12. INTANGIBLES (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------
14. TOTAL ASSETS
-----------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------
15. ACCOUNTS PAYABLE
-----------------------------------------------------------------------------------------------------------------
16. TAXES PAYABLE
-----------------------------------------------------------------------------------------------------------------
17. NOTES PAYABLE
-----------------------------------------------------------------------------------------------------------------
18. PROFESSIONAL FEES
-----------------------------------------------------------------------------------------------------------------
19. SECURED DEBT
-----------------------------------------------------------------------------------------------------------------
20. DUE TO AFFILIATES & INSIDERS
-----------------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------
22. TOTAL POSTPETITION
    LIABILITIES
-----------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------
23. SECURED DEBT
-----------------------------------------------------------------------------------------------------------------
24. PRIORITY DEBT
-----------------------------------------------------------------------------------------------------------------
25. UNSECURED DEBT
-----------------------------------------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------
27. TOTAL PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------
28. TOTAL LIABILITIES
-----------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------
29. PREPETITION OWNERS' EQUITY
-----------------------------------------------------------------------------------------------------------------
30. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)
-----------------------------------------------------------------------------------------------------------------
31. TOTAL EQUITY (DEFICIT)
-----------------------------------------------------------------------------------------------------------------
32. TOTAL LIABILITIES &
    OWNERS' EQUITY
-----------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-3

                                  INCOME STATEMENT

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                      SECOND QUARTER

--------------------------------------------------------------------------------------------------------------------
REVENUES - SEE EXHIBIT 2                                  MONTH                  MONTH                MONTH
--------------------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES
--------------------------------------------------------------------------------------------------------------------
2.  LESS:  RETURNS & DISCOUNTS
--------------------------------------------------------------------------------------------------------------------
3.  NET REVENUE
--------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------------------
4.  BEGINNING INVENTORY
--------------------------------------------------------------------------------------------------------------------
5.  ADD:  PURCHASES
--------------------------------------------------------------------------------------------------------------------
6.  LESS:  ENDING INVENTORY
--------------------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT
--------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION
--------------------------------------------------------------------------------------------------------------------
10. DIRECT LABOR/SALARIES
--------------------------------------------------------------------------------------------------------------------
11. PAYROLL TAXES
--------------------------------------------------------------------------------------------------------------------
12. RENT & LEASE EXPENSE
--------------------------------------------------------------------------------------------------------------------
13. INSURANCE
--------------------------------------------------------------------------------------------------------------------
14. DEPRECIATION/DEPLETION/AMORTIZATION
--------------------------------------------------------------------------------------------------------------------
15. GENERAL & ADMINISTRATIVE
--------------------------------------------------------------------------------------------------------------------
16. OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
17. TOTAL OPERATING EXPENSE
--------------------------------------------------------------------------------------------------------------------
18. OPERATING INCOME
--------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------------------------
19. OTHER INCOME (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
20. OTHER EXPENSES (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
21. INTEREST EXPENSE
--------------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
23. NET OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------
24. PROFESSIONAL FEES
--------------------------------------------------------------------------------------------------------------------
25. U.S. TRUSTEE FEES
--------------------------------------------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
27. TOTAL REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------
28. INCOME TAX
--------------------------------------------------------------------------------------------------------------------
29. NET PROFIT (LOSS)
--------------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-4

                                                                                   BANK:
CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                                       ACCOUNT NO.:
                                                                                   ACCOUNT TYPE:
----------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                   MONTH                 MONTH                MONTH
                                                           -----------------------------------------------------------------
DISBURSEMENTS - SEE EXHIBIT 3
----------------------------------------------------------------------------------------------------------------------------
1.  CASH-BEGINNING OF MONTH
----------------------------------------------------------------------------------------------------------------------------
                                                         RECEIPTS
----------------------------------------------------------------------------------------------------------------------------
2.  CASH SALES
----------------------------------------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------
4.  SALE OF ASSETS
----------------------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------
7.  TOTAL RECEIPTS
----------------------------------------------------------------------------------------------------------------------------
8.  TOTAL CASH AVAILABLE
----------------------------------------------------------------------------------------------------------------------------
                                                CURRENT MONTH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------------
     CHECK
    NUMBER            DATE                             PAYEE                             PURPOSE              AMOUNT
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                TOTAL DISBURSEMENTS FROM BANK ACCOUNT
                ------------------------------------------------------------------------------------------------------------
                END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)
----------------------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-5


CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING - SEE EXHIBIT 4
-----------------------------------------------------------------------------------------------------------------------------------
                                    0 - 30 days old
                -------------------------------------------------------------------------------------------------------------------
                                    31 - 60 days old
                -------------------------------------------------------------------------------------------------------------------
                                    61 - 90 days old
                -------------------------------------------------------------------------------------------------------------------
                                    91+ days old
                -------------------------------------------------------------------------------------------------------------------
                                    TOTAL ACCOUNTS RECEIVABLE
                -------------------------------------------------------------------------------------------------------------------
                                    AMOUNTS CONSIDERED UNCOLLECTIBLE
                -------------------------------------------------------------------------------------------------------------------
                                    ACCOUNTS RECEIVABLE (NET)

-----------------------------------------------------------------------------------------------------------------------------
AGING OF POST PETITION TAXES AND PAYABLES - SEE EXHIBIT 5
-----------------------------------------------------------------------------------------------------------------------------
                                           0-30              31-60              61-90               91+
                                           DAYS              DAYS               DAYS               DAYS               TOTAL
-----------------------------------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES - SEE EXHIBIT 6
-----------------------------------------------------------------------------------------------------------------------------
                                        BEGINNING           WITHHELD                             ENDING
                                           TAX               AND/OR            AMOUNT              TAX           DELINQUENT
                                        LIABILITY*           ACCRUED            PAID            LIABILITY           TAXES
-----------------------------------------------------------------------------------------------------------------------------
FEDERAL
-----------------------------------------------------------------------------------------------------------------------------
WITHHOLDING**
-----------------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYEE**
-----------------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYER**
-----------------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT
-----------------------------------------------------------------------------------------------------------------------------
INCOME
-----------------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL FEDERAL TAXES
-----------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------------
WITHHOLDING
-----------------------------------------------------------------------------------------------------------------------------
SALES
-----------------------------------------------------------------------------------------------------------------------------
EXCISE
-----------------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT
-----------------------------------------------------------------------------------------------------------------------------
REAL PROPERTY
-----------------------------------------------------------------------------------------------------------------------------
PERSONAL PROPERTY
-----------------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES
-----------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-6

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                                                   MONTH:
------------------------------------------------------------
BANK RECONCILIATION - SEE EXHIBIT 7
------------------------------------------------------------
                                                                   ACCOUNT #1       ACCOUNT #2       ACCOUNT #3
-----------------------------------------------------------------------------------------------------------------------------------
A.  BANK:
                                                            ----------------------------------------------------------
B.  ACCOUNT NUMBER:                                                                                                       TOTAL
                                                            ----------------------------------------------------------
C.  PURPOSE (TYPE):
-----------------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT
-----------------------------------------------------------------------------------------------------------------------------------
2.  ADD:  TOTAL DEPOSITS NOT CREDITED
-----------------------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT:  OUTSTANDING CHECKS
-----------------------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS
-----------------------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     DATE OF          TYPE OF      PURCHASE              CURRENT
BANK ACCOUNT NAME & NUMBER                                          PURCHASE        INSTRUMENT       PRICE                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
7.
-----------------------------------------------------------------------------------------------------------------------------------
8.
-----------------------------------------------------------------------------------------------------------------------------------
9.
-----------------------------------------------------------------------------------------------------------------------------------
10.
-----------------------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
CASH
------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)
-----------------------------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-7

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

--------------------------------------------------------------------------------
                   PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------------------------------
                                               INSIDERS - SEE EXHIBIT 8
---------------------------------------------------------------------------------------------------------------------   CUMULATIVE
                                                                                         TYPE OF           AMOUNT        UNPAID
             NAME                                                 POSITION               PAYMENT            PAID         BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
1.
-----------------------------------------------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS TO INSIDERS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                PROFESSIONALS - SEE EXHIBIT 9
-----------------------------------------------------------------------------------------------------------------------------------
                                   TYPE                  DATE OF COURT
                                    OF                 ORDER AUTHORIZING           AMOUNT           AMOUNT          TOTAL PAID
             NAME              PROFESSIONAL                 PAYMENT               APPROVED           PAID            TO DATE
-----------------------------------------------------------------------------------------------------------------------------------
1.
-----------------------------------------------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS TO PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  SCHEDULED              AMOUNTS
                                                                   MONTHLY                 PAID                      TOTAL
                                                                  PAYMENTS                DURING                    UNPAID
NAME OF CREDITOR                                                     DUE                  MONTH                  POSTPETITION
-----------------------------------------------------------------------------------------------------------------------------------

                                                      THE DEBTOR MADE NO ADEQUATE PROTECTION

                                                               PAYMENTS IN APRIL 1999.
-----------------------------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS   ACCRUAL BASIS-8

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

-----------------------------------------------------------------------------------------------------------------------------------
QUESTIONNAIRE

                                                                                                             YES          NO
-----------------------------------------------------------------------------------------------------------------------------------
 1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
    THIS REPORTING PERIOD?                                                                                  X (a)
-----------------------------------------------------------------------------------------------------------------------------------
 2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
    ACCOUNT?                                                                                                               X
-----------------------------------------------------------------------------------------------------------------------------------
 3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                 X
-----------------------------------------------------------------------------------------------------------------------------------
 4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                           X (b)
-----------------------------------------------------------------------------------------------------------------------------------
 5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                 X (c)
-----------------------------------------------------------------------------------------------------------------------------------
 6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                           X
-----------------------------------------------------------------------------------------------------------------------------------
 7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                           X
-----------------------------------------------------------------------------------------------------------------------------------
 8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                       X
-----------------------------------------------------------------------------------------------------------------------------------
 9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                             X
-----------------------------------------------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                             X
-----------------------------------------------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                       X (d)
-----------------------------------------------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                                        X
-----------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

(a) The Debtor sold certain assets, consisting principally of inventory, accounts receivable and certain fixed assets to The Procter and Gamble
     Company in accordance with "The Asset Purchase Agreement" previously approved and filed with the Court.

(b) The Debtors are authorized to pay certain pre-petition liabilities under "First Day" Orders. Only pre-petition payments so authorized have been made and reported in accordance with such orders.

(c)  Loans received in accordance with Debtor-In-Possession Financing Agreement.
     Approved by the Court.

(d)  Various de minimus pre-petition business license and franchise fees paid.
     Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions

-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE                                                                                                    YES          NO
-----------------------------------------------------------------------------------------------------------------------------------
 1. ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                                                                  X
-----------------------------------------------------------------------------------------------------------------------------------
 2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                    X
-----------------------------------------------------------------------------------------------------------------------------------
 3. PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------------------------------
                                                      INSURANCE POLICIES - SEE EXHIBIT 10
-----------------------------------------------------------------------------------------------------------------------------------
                      TYPE OF                                                                                       PAYMENT AMOUNT
                       POLICY                             CARRIER                       PERIOD COVERED                 & FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-9

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

-------------------------------------------------------------------------------------------------------------------------------
                                                          PERSONNEL
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FULL/PART TIME
-------------------------------------------------------------------------------------------------------------------------------
1.  Total number of employees at beginning of period                                                             70
-------------------------------------------------------------------------------------------------------------------------------
2.  Number of employees hired during the period                                                                   1
-------------------------------------------------------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the period                                                  2
-------------------------------------------------------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period                                                        69
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                      CHANGE OF ADDRESS
-------------------------------------------------------------------------------------------------------------------------------

If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE:__________________________

NEW ADDRESS:

             BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                     CONSOLIDATED BALANCE SHEET - UNAUDITED
                               AS OF JUNE 30, 1999
                                    ($000'S)

Current Assets:
     Petty cash                                                                   $       1
     Cash in bank                                                                     2,350
     Accounts receivable                                                              1,811
     Inventories                                                                      1,236
     Prepaid expenses and other assets                                                   87
                                                                                  ----------
     Current assets                                                                   5,485

Plant and Equipment, net                                                              3,507

Other Assets:
     Debt acquisition costs                                                           1,096
     Prepaid promotional expenses                                                         -
     Other assets                                                                       287
                                                                                  ----------
     Total assets                                                                 $  10,375
                                                                                  ==========

Current Liabilities:
     Accounts payable (post-petition)                                                 $ 462
     Accrued expenses (post-petition)                                                 1,456
     Term loan note                                                                       -
     Revolving loan                                                                       -
                                                                                  ----------
     Current liabilities                                                              1,918

Long Term Liabilities:
     Long-term debt (pre-petition)                                                   12,319

Liabilities Subject to Compromise:
     Current maturities of long term debt and capital lease (pre-petition)                9
     Accounts payable (pre-petition)                                                  5,893
     Accrued expenses (pre-petition)                                                  1,546
     Accrued loss on future purchase commitments (pre-petition)                           -
     Allowance for operating losses of discontinued segment (pre-petition)            1,828
                                                                                  ----------
     Liabilities subject to compromise                                                9,276

Minority interests                                                                       50

Shareholders' Equity:
     Common stock                                                                         1
     Additional paid-in capital                                                     151,693
     Accumulated deficit in earnings                                               (164,432)
     Treasury stock                                                                    (450)
                                                                                  ----------
     Total Shareholders' Equity                                                     (13,188)

                                                                                  ----------
     Total Liabilities and Shareholders' Equity                                   $  10,375
                                                                                  ==========

                                     Exhibit 1

            BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                  CONSOLIDATED INCOME STATEMENT - UNAUDITED
                             AS OF JUNE 30, 1999
                                  ($000'S)

Sales                                                                                  $ 817
Cost of goods sold                                                                       593
                                                                                       -----
Gross profit                                                                             224

Operating expenses
     Customer                                                                              1
     Sales                                                                                27
     Distribution                                                                        215
     Marketing                                                                             1
     General administrative                                                              470
     MIS administrative                                                                   56
                                                                                       -----
     Total operating expenses                                                            770

Operating income (loss)                                                                 (546)

(Gain) loss on sale of assets                                                             40
Interest expense                                                                          38
(Gain) loss on purchase commitments                                                        -
Other (income) expense                                                                     -

                                                                                       -----
Net income (loss)                                                                      $(624)
                                                                                       =====

                                           Exhibit 2

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                  POST-PETITION CASH RECEIPTS AND DISBURSEMENTS
                        FOR THE MONTH ENDED JUNE 30, 1999
                                    ($000'S)

                                                                                 -------
                                                                                 5/31/99
                                                                                 6/60/99
                                                                                 -------
RECEIPTS:
     Lockbox                                                                     $     -
     Credit Card                                                                       -
     Other(a)                                                                        854
                                                                                 -------
                                                                                     854
DISBURSEMENTS:
     Green Coffee                                                                    189
     Packaging & Flavoring                                                           313
     Payroll & Benefits                                                              580
     Plant Overhead                                                                  182
     Customer Expenses                                                                 -
     Distribution Costs                                                               62
     Sales Costs                                                                       -
     Marketing                                                                         -
     Management Info. Systems                                                         11
     Administrative                                                                   54
     Professional Fees                                                               286
     Interest Expense & Bank Fees                                                      -
     Slotting Fees                                                                     -
     Capital Expenditures
                                                                                 -------
     Other                                                                           246
                                                                                 -------
         Total Disbursements                                                       1,923

Net Cash Flow Prior to Goldman Activity                                           (1,069)
     Cash to Goldman                                                                   -
     Cash from Goldman                                                                 -
                                                                                 -------
Net Cash Flow                                                                     (1,069)
Beginning Cash                                                                     2,981
                                                                                 -------
     Ending Cash Before Float                                                      1,912
     Outstanding Check Float                                                         438
                                                                                 -------
Cash Ledger Balance per Bank                                                     $ 2,350
                                                                                 =======

GOLDMAN DIP:
Beginning Balance                                                                $     -
Drawdowns                                                                              -
Paybacks                                                                               -
                                                                                 -------
   Ending Balance                                                                $     -
                                                                                 =======

NOTES:

(a) Includes proceeds from the sale of certain assets to the Procter & Gamble Company of $1,543K.

                                             Exhibit 3

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          AGING OF ACCOUNTS RECEIVABLE
                               AS OF JUNE 30, 1999
                                    ($000'S)

                                                  Past Due
                                    -----------------------------------                       Allowance for       Net
                       0 - 30       30 - 60        60 - 90      Over 90     Total Accounts   Returns and Bad    Accounts
                       Days(a)        Days           Days         (a)        Receivable          Debts         Receivable
                       -------        ----         -------        ---        ----------          -----         ----------
                       $ 629          $195          $   6         $  -         $  830            $  -           $  830

                                                         Cash sales 6K billed in April                          $   11
                                                         To be offset with Accrue Rebates                       $  473
                                                         Employee Advances - Current                            $   26
                                                         Accrued P&G Sales - Current                            $  300
                                                         A/R Coffee Broker  Over 180 Past due                   $  171
                                                                                                                ------
                                                                      Total A/R                                 $1,811
                                                                                                                ======

                                      Exhibit 4

              BROTHERS GOURMET COFFEES, INC AND AFFILIATED DEBTORS
                            AGING OF ACCOUNTS PAYABLE
                               AS OF JUNE 30, 1999
                                    ($ 000'S)

                                                                          Total
                                                                         Accounts
     0-30 Days          31-60 Days     61-90 Days     91+ Days(b)        Payable
     ---------          ----------     ----------     -----------        -------
       $ 288               $ 15          $ 23            $ 199           $525 (a)

Outstanding Checks, Chase Account No. 312-7934031-66                       25
Outstanding Checks, Wells Fargo Account No. 337788970                     403
Outstanding Checks, Wells Fargo Account No. 4595852287                     10

                                                                         ----
Total Accounts Payable                                                   $963
                                                                         ====

NOTES:

(a) Post-petition accounts payable debit balance results from prepayments for inventory/materials not yet received. (includes est.)

(b)  Amounts over 90 consist primarily of 20% holdback on professional fees.

                                    Exhibit 5

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                         STATUS OF POST-PETITION TAXES
                               AS OF JUNE 30, 1999
                                    ($000'S)

                                                        Amount
                                        Beginning     Withheld Or     Amount       Ending Tax        Delinquent
                                      Tax Liability     Accrued        Paid         Liability           Taxes
                                      -------------     -------        ----         ---------           -----
FEDERAL
Withholding (a)                           $ 3.3         $ 198.1       $ 201.4        $     -             $ -
Unemployment (a)                              -                                            -               -
                                        ---------------------------------------------------------------------

     TOTAL FEDERAL                          3.3           198.1         201.4              -               -

STATE
Withholding (a)                             1.0               -             -            1.0               -
Unemployment (a)                            0.1               -             -            0.1               -
Income                                      2.8               -             -            2.8               -
Property                                  125.0            17.0         103.9           38.1               -
Sales                                      77.0               -             -           77.0               -
Franchise (b)                             128.2               -             -          128.2               -
                                        ---------------------------------------------------------------------

     TOTAL STATE AND LOCAL                334.1            17.0         103.9          247.2               -

                                        ---------------------------------------------------------------------
     TOTAL TAXES                        $ 337.4         $ 215.1       $ 305.3        $ 247.2             $ -
                                        =====================================================================

NOTES:

(a) The Debtors are authorized to pay certain pre-petition employee related taxes under "First Day" orders.

(b) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions.

                                     Exhibit 6

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                               BANK RECONCILIATION
                               AS OF JUNE 30, 1999
                                    ($000'S)

                                                        ---------------------------------------------------------------------------
                                                            ACCOUNT #1        ACCOUNT #2       ACCOUNT # 3         ACCOUNT #4
-----------------------------------------------------------------------------------------------------------------------------------
A.  BANK:                                                      FUNB             CHASE             CHASE               FUNB
                                                        ---------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                                       2000000482626       066-611121      312-7934031-66     2079900003505
                                                        ---------------------------------------------------------------------------
C.  PURPOSE (TYPE):                                         DEPOSITORY        DEPOSITORY         CHECKING           CHECKING
-----------------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                                 $  -            $(15.6)            $435.2           $    -
-----------------------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                            0.0               0.0                0.0              0.0
-----------------------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                                0.0               0.0              (25.4)             0.0
-----------------------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                                     0.0               0.0                0.0              0.0
-----------------------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                                $  -            $(15.6)            $409.8           $    -
-----------------------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN                                                                   96152            88744
-----------------------------------------------------------------------------------------------------------------------------------


                                     --------------------------------------------------------------------------------------
                                       ACCOUNT #5     ACCOUNT #6      ACCOUNT #7     ACCOUNT #8     ACCOUNT #9  ACCOUNT #10
---------------------------------------------------------------------------------------------------------------------------
A.  BANK:                                 FUNB           FUNB            FUNB           FUNB       Wells Fargo  Wells Fargo
                                     --------------------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                   2155300194336  2090000011463  2090000011450  2090000802410    337788970   4595852287  TOTAL
                                     --------------------------------------------------------------------------------------
C.  PURPOSE (TYPE):                      PAYROLL      DEPOSITORY      DEPOSITORY      CHECKING       CHECKING     PAYROLL
-----------------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT           $ 140.7         $  -          $ 0.1          $ 3.6         $ 1,673.6     $ 112.4  $2,350.0
-----------------------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED         0.0          0.0            0.0            0.0               0.0         0.0  $     -
-----------------------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS             0.0          0.0            0.0            0.0            (402.3)       (9.8) $(437.5)
-----------------------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                  0.0          0.0            0.0            0.0                           0.0  $     -
-----------------------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS          $ 140.7         $  -          $ 0.1          $ 3.6         $ 1,271.3     $ 102.6  $1,912.5
-----------------------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN            9674
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                         Outstanding Checks, Chase 312-7934031-66                              25.4
                                                         --------------------------------------------------------------------------
                                                         Outstanding Checks, FUNB 2155300194336                                   -
                                                         --------------------------------------------------------------------------
                                                         Outstanding Checks, WF 4595852287                                      9.8
                                                         --------------------------------------------------------------------------
                                                         Outstanding Checks, WF 337788970                                     402.3
                                                         --------------------------------------------------------------------------
                                                         Month End Balance Per Books                                       $2,350.0
                                                         --------------------------------------------------------------------------

NOTES:

FUNB-First Union National Bank

                                        Exhibit 7

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                            DISTRIBUTIONS TO INSIDERS
                                  JUNE 30, 1999

                                       Director's                              Other                                    Total
                        Salary (a)        Fees          Bonus    Severance   Expense (b)         Auto        401(k)    Payments
                        ----------        ----          -----    ---------   -----------         ----        ------    --------
DIRECTORS:

Aburdene, Elias       $       -           $ -           $ -         $ -        $     -           $ -          $ -     $      -
Bolduc, J.P.                  -             -             -           -              -             -            -            -
Moore, James                  -             -             -           -              -             -            -            -
Rudy, Ray                     -             -             -           -              -             -            -            -

OFFICERS:
Breen, Donald                 -             -             -           -              -             -            -            -
Bilmes, Barry            48,678             -             -           -          1,013             -          144       49,835
Pennington, Linda       111,832             -             -           -              -             -            -      111,832
Davis, Eric                   -             -             -           -              -             -            -            -

                              -             -             -           -              -             -            -            -
                      ---------------------------------------------------------------------------------------------------------
                      $ 160,510           $ -           $ -         $ -        $ 1,013           $ -        $ 144     $161,667
                      =========================================================================================================

NOTES:
(a) Includes employer payments for medical, dental, basic life insurance premiums, accidental death and dismemberment and basic long-term disability.
(b)  Meals, travel expenses, etc.

                                         Exhibit 8

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          PAYMENTS TO PROFESSIONALS (a)
                                   JUNE, 1999

                  Name                                                    Total
                  ----                                                    -----
Weil, Gotshal & Manges, LLP                                             $ 53,199

Bernard A. Katz                                                           26,500

Logan                                                                          -

White & Case, LLP                                                         10,603

PricewaterhouseCoopers, LLP                                              142,516

Brownstein, Hyatt, Farber & Strickland, P.C.                              45,806

Richard, Layton & Finger, P.A.                                             3,681

The Bayard Firm                                                            3,586

Edwards, Ballard, Sturm, Clark & Keim, P.A.                                    -

                                                                       ---------
                                                                       $ 285,891
                                                                       =========

NOTES:
(a) Payments for post-petition fees and expenses in accordance with the Interim Compensation Order.

                                      Exhibit 9

                     BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                                       INSURANCE POLICIES
                                       AS OF MAY 30, 1999


          Type of Policy                     Term                 Carrier                       Annual Premium     Frequency
          --------------                     ----                 -------                       --------------     ---------
Package                                 7/1/98-6/30/99      Royal & Sun Alliance                   $158,445         Monthly

TX Auto                                 7/1/98-6/30/99      Royal & Sun Alliance                    $19,166         Monthly

Foreign Liability                       7/1/98-6/30/99      Royal & Sun Alliance                     $2,500         Monthly

Workers' Compensation                   7/1/98-6/30/99      Royal & Sun Alliance                   $199,875         Monthly

CA Worker's Compensation                7/1/98-6/30/99      Royal & Sun Alliance                    $24,673         Monthly

Umbrella - $10 million                  7/1/98-6/30/99      Royal & Sun Alliance                    $20,042         Monthly

Umbrella - $15 million                  7/1/98-6/30/99      Royal & Sun Alliance                    $15,500         Annually

Directors and Officers                  4/26/99-8/31/99     National Union                         $120,000         Periodic

                           OFFICE OF THE U.S. TRUSTEE-REGION B

During the ordinary course of business each year, the company files in excess of forty income tax and franchise tax returns, 260 payroll tax returns and 500 sales and use tax returns. Management believes it is current on all of these filings and post-petition taxes payable.


Larry Smith
Controller